Exhibit 99.1

SECOND AMENDMENT
TO
CREDIT AGREEMENT

Second Amendment dated as of April 12, 2007 to Credit Agreement (the “Second Amendment”), by and among KEANE, INC., a Massachusetts corporation (the “Borrower”), BANK OF AMERICA, N.A. and the other lending institutions party to the Credit Agreement (as hereinafter defined) (the “Lenders”), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), amending certain provisions of the Credit Agreement dated as of September 15, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders, the Administrative Agent, Bank of America, N.A., as Swing Line Lender and L/C Issuer, Keybank National Association, as Syndication Agent and Wachovia Bank, National Association, as Documentation Agent.  Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.          Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)           the definition of “Net Liquidity” is hereby amended by inserting immediately after the end of the text the following:  “For the avoidance of doubt, any limitations on the use of proceeds contained in this Agreement (including, without limitation, Section 2.15 hereof) shall not, for purposes of this definition, in any manner limit the aggregate amount available to the Borrower to be borrowed under this Agreement.”

(b)           the definition of “Open Market Purchases” is hereby deleted in its entirety.

(c)           the definition of “Subordinated Indenture” is hereby amended by inserting immediately after the words “relating to the Subordinated Notes” the words “as the same may be amended from time to time to the extent permitted by Section 7.11(c) hereof”.

(d)           the definition of “Subordinated Notes” is hereby amended by inserting immediately after the words “five percent (5%) per annum” the words “in each case as the same may be amended from time to time to the extent permitted by Section 7.11(c) hereof.”

(e)           Section 1.01 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

“2006 Delivery Date” means the earlier of (a) September 30, 2007 and (b) the date on which the Borrower files its audited financial statements for its 2006 fiscal year with the SEC.

“Accelerated Subdebt Repayment” means the repayment by the Borrower of all of the principal and interest due and payable on the Subordinated Notes to the holders thereof as a result of the occurrence of a Subdebt Acceleration Event (and only a Subdebt Acceleration Event) and, immediately after giving effect to such repayment, (a) the Borrower has demonstrated to the satisfaction of the Administrative Agent that the Borrower is in compliance on a pro forma basis with all of its financial covenants hereunder both before and after giving effect to such repayment; and (b) the Borrower is in compliance with the Net Liquidity test set forth in Section 2.07(b) hereof both before and after giving effect to such repayment.

“Buyers” means, collectively, Caritor and Renaissance.”

“Caritor” means Caritor, Inc., a California corporation.”

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of February 6, 2007 by and among the Buyers and the Borrower, as amended by that First Amendment to Agreement and Plan of Merger dated as of April 12, 2007 by and among the Buyers and the Borrower.”

“Permitted Repurchases” means the purchase(s) by the Borrower of all or any portion of the Subordinated Notes from the holders thereof (whether such purchase is pursuant to a tender offer, is a purchase made by the Borrower on the open market or otherwise) prior to the date such Subordinated Notes are due and payable so long as (a) the Subordinated Notes so purchased in each case are promptly cancelled by the Borrower; (b) the total cumulative amount of the consideration paid for each Subordinated Note does not exceed 110% of the face amount of each such Subordinated Note plus accrued and unpaid interest thereon; and (c) the Borrower has demonstrated to the satisfaction of the Administrative Agent that the Borrower is in compliance on a pro forma basis with all of its financial covenants hereunder both prior to and after giving effect to any such repurchase.

“Renaissance” means Renaissance Acquisition Corp., a Massachusetts corporation and wholly owned subsidiary of Caritor.”

“Subdebt Acceleration Event” means the acceleration by the requisite holders or the Trustee (as such term is defined in the Subordinated Indenture) of all outstanding principal and interest on the Subordinated Notes pursuant to Section 8 of the Subordinated Indenture as a result of, and only as a result of, the Borrower’s failure to comply with the filing and delivery requirements of Section 7.04 of the Subordinated Indenture for the Borrower’s 2006 fiscal year or the Borrower’s fiscal quarters ended March 31, 2007 or ending June 30, 2007, and, at the time such acceleration occurs (a) no Default or Event of Default has occurred and is continuing hereunder; (b) the Borrower has demonstrated to the satisfaction of the Administrative Agent that the Borrower is in compliance on a pro forma basis with all of its financial covenants hereunder at the time of such acceleration; and (c) the Borrower is in compliance with the Net Liquidity test set forth in Section 2.07(b) hereof.”

§2.          Amendment to Section 2 of the Credit Agreement.  Section 2 of the Credit Agreement is hereby amended as follows:

(a)           Section 2.01 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of Section 2.01 the following:  “Notwithstanding anything to the contrary contained in this Section 2.01 or elsewhere in the Credit Agreement, from April 12, 2007 through the date on which the Subordinated Notes have been repaid in full in cash and all obligations thereunder and under the Subordinated Debt Documents have been retired in full, the Borrower shall only be permitted to request Committed Loans, and the Lenders shall only be obligated to make such Committed Loans, to fund an Accelerated Subdebt Repayment, and/or Permitted Repurchases.”

(b)           Section 2.03(a)(i) of the Credit Agreement is hereby amended by inserting immediately after the end of the text of Section 2.03(a)(i) the following:  “Notwithstanding anything to the contrary contained in this Section 2.03(a)(i) or elsewhere in the Credit Agreement, from April 12, 2007 through the date on which the Subordinated Notes have been repaid in full in cash and all obligations thereunder and under the Subordinated Debt Documents have been retired in full, the Borrower and its Subsidiaries shall only be permitted to request a Letter of Credit be issued or, in the case of a Letter of Credit previously issued, amended, if such amendment is to increase the L/C Obligation thereunder, and the L/C Issuer is only obligated to so issue and/or amend such Letter of Credit, if the aggregate amount of the sum of (x) all L/C Obligations for those Letters of Credit so issued and (b) the L/C Obligation attributable solely to the increased portion of an existing Letter of Credit which has been so amended during such period does not exceed $3,000,000.  Nothing contained in the immediately preceding section shall apply to an amendment or modification to any Letter of Credit issued prior to April 12, 2007 if such amendment or modification is solely to extend the expiry date thereof or otherwise change any term which does not increase the L/C Obligation thereunder.”

(c)           Section 2.03(b)(iii) of the Credit Agreement is hereby amended by inserting immediately after the end of Section 2.03(b)(iii) the following:  “Notwithstanding anything to the contrary contained herein, the Required Lenders hereby agree that so long as no Default or Event of Default has occurred and is continuing and the other conditions to the extensions of

Letters of Credit have been satisfied, the Required Lenders shall not prohibit the extension of (1) Bank Guarantee # GT001445/05 for the TTA Project in the face amount of AUD 30,000,000; (2) Bank Guarantee # GT001446/05 for TTA project in the face amount of AUD 15,000,000; (3) Bank Guarantee # GT001456/05 for Kamco Lease in the face amount of AUD 55,000; (4) Bank Guarantee # GT001622/07 for Kamco in the face amount of AUD 25,000; (5) Letter of Credit # # 64144489 in the face amount of $285,233; and (6) Letter of Credit # 68010667 in the face amount of $350,000, pursuant to Section 2.03(b)(iii)(B)(1)) of the Agreement at the time of their renewal.”

(c)           Section 2.07(b) of the Credit Agreement is hereby amended by (i) deleting both references to “$200,000,000” contained in Section 2.07(b) and substituting in each place thereof the amount “$150,000,000”; and (ii) deleting the word “Lender” which appears in Section 2.07(b)(ii) of the Credit Agreement and substituting in place thereof the word “Lenders”.

(d)           Section 2.14(a) of the Credit Agreement is hereby amended by deleting the words “less than ten Business Days” and substituting in place thereof the words “less than one Business Day”.

(e)           Section 2 of the Credit Agreement is further amended by inserting immediately after the end of Section 2.14 the following new section:

2.15.  Borrowing Limitations.  Notwithstanding anything to the contrary contained in this Agreement, the Borrower, the Administrative Agent, the Swingline Lender, and the Lenders hereby acknowledge and agree that as a result of certain provisions contained in the Merger Agreement limiting the manner in which the Borrower may repurchase, redeem or otherwise repay its obligations under the Subordinated Notes (the “Repurchase Limitations”), until such time as the Borrower has provided evidence satisfactory to the Administrative Agent that the applicable Repurchase Limitation is no longer in full force and effect, (a) the Borrower will not request any Loans be made under the Credit Agreement to the extent the proceeds thereof are to be used in a manner which would violate any Repurchase Limitation; and (b) neither the Lenders nor the Swing Line Lender will be obligated to make any Loans under the Credit Agreement to the extent the Lenders or the Swingline Lender are aware that the proceeds of such borrowing is being used in a manner which would violate such Repurchase Limitations.  The Borrower acknowledges and agrees that while the Lenders may have no obligation to make Loans as a result of any Repurchase Limitation and the agreements contained in this Section 2.15, the Borrower shall remain obligated to pay to the Administrative Agent for the account of the Lenders the commitment fee contemplated by Section 2.09(a) of the Agreement in accordance with the terms thereof.  The parties hereto hereby acknowledge that the Merger Agreement does permit the Borrower to borrow Loans hereunder in order to repurchase the Subordinated Notes and/or repay amounts owing thereunder so long as the amount paid in such purchase or repaid, as the case may be, for each Note does not exceed the aggregate principal amount owing thereunder plus all accrued interest owing to the date of such repayment or repurchase.

§3.          Amendment to Section 5 of the Credit Agreement.  Section 5 of the Credit Agreement is hereby amended as follows:

(a)           Sections 5.05 (a) and (b) of the Credit Agreement are hereby amended by inserting immediately after the words “in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein” which appear in each such section the words “and except to the extent such statements were not prepared in accordance with GAAP as a result of the Borrower’s historical stock option granting practices”.

(b)           Section 5.07 of the Credit Agreement is hereby amended by deleting the words “Neither the Borrower” which appear in the first sentence of Section 5.07 and substituting in place thereof the words “Except for any default which has occurred or may occur under the Subordinated Indenture or the Merger Agreement as a result of the Borrower’s failure to comply with the filing and delivery requirements of Section 7.04 of the Subordinated Indenture and the corresponding delivery and filing requirements in the Merger Agreement for the Borrower’s 2006 fiscal year and the Borrower’s fiscal quarters ended March 31, 2007 and June 30, 2007 and the Subdebt Acceleration Event, neither the Borrower”.

§4.          Amendment to Section 6 of the Credit Agreement.  Section 6 of the Credit Agreement is hereby amended as follows:

(a)           Section 6.01(a) of the Credit Agreement is hereby amended by inserting immediately after the words “within 90 days after the end of each fiscal year of the Borrower” the words “, other than the 2006 fiscal year, in which case such time shall be by not later than the 2006 Delivery Date,”

(b)           Section 6.01(b) of the Credit Agreement is hereby amended by inserting immediately after the words “prepared in accordance with GAAP (subject only to normal year-end audit adjustments” which appear in Section 6.01(b) the words “, qualifications in respect of the Borrower’s ongoing investigation into its stock option granting practices,”.

(c)           Section 6.11 of the Credit Agreement is hereby amended by inserting immediately after the words “other general corporate purposes” the words “(including, without limitation, the funding of the Permitted Repurchases and the Accelerated Subdebt Repayment)”.

§5.          Amendment to Section 7 of the Credit Agreement.  Section 7 of the Credit Agreement is hereby amended as follows:

(a)           Section 7.02(e) of the Credit Agreement is hereby amended by deleting the amount “$35,000,000” which appears in Section 7.02(e) and substituting in place thereof the amount “$45,000,000”.

(b)           Section 7.03(h) of the Credit Agreement is hereby amended by deleting the amount “$35,000,000” which appears in Section 7.03(h) and substituting in place thereof the amount “$45,000,000”.

(c)           Section 7.11 of the Credit Agreement is hereby amended by deleting Section 7.11 in its entirety and restating it as follows:

7.11        Subordinated Debt.  The Borrower will not, and will not permit any of its Subsidiaries, to amend, supplement or otherwise modify the terms of any of the Subordinated Debt Documents or prepay, redeem or repurchase (or offer to prepay, redeem or repurchase) any of the Subordinated Debt, provided, however, (a) nothing contained in this Section 7.11 shall be intended to prohibit the payment of any of the Subordinated Notes when the same shall become due and payable (including an Accelerated Subdebt Repayment) or subject to a mandatory redemption or repurchase by the terms thereof other than a prohibition which may exist due to the existence of a Default or Event of Default hereunder which permits the blockage of any such payments by the terms of the Subordinated Debt Documents; (b) so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, the Borrower shall be permitted to make the Permitted Repurchases or to the extent permitted by the terms of the Subordinated Indenture; and (c) notwithstanding anything to the contrary contained herein, the Borrower shall be permitted to amend, supplement or otherwise modify the Subordinated Indenture and the Subordinated Notes to the extent such amendment, supplement or modification, as the case may be, is solely to provide additional time to the Borrower to comply with the filing and delivery requirements of Section 7.04 of the Subordinated Indenture relating to the Borrower’s 2006 fiscal year or any 2007 fiscal quarter and solely to the extent that any fees, premium or other amounts paid in connection with obtaining such amendment or other modification (including, without limitation, an increase in the interest rate on such Subordinated Notes) does not exceed, in the aggregate, $2,000,000.  To the extent the Subordinated Indenture and/or Subordinated Notes are amended, supplemented or otherwise modified in accordance with subparagraph (c) hereof, the Borrower shall immediately provide the Administrative Agent with a copy of any such amendment, supplement and/or modification, which amendment, supplement and/or modification shall be in form and substance satisfactory to the Administrative Agent.

(c)           Section 7.13(a) of the Credit Agreement is hereby amended by deleting the ratio “3.50:1.00” and substituting in place thereof the ratio “3.00:1.00”.

(d)           Section 7.13(b) of the Credit Agreement is hereby amended by deleting the text of Section 7.13(b) in its entirety and substituting in place thereof the words “Intentionally Omitted”.

(e)           Section 7.13(c) of the Credit Agreement is hereby amended by inserting immediately after the words “at any time” the words “other than the period of March 31, 2007 through and including September 29, 2007”.

(f)            Section 7.13 of the Credit Agreement is further amended by inserting immediately after the text of Section 7.13(c) the following:

(d)           Net Liquidity.  Permit the Net Liquidity at any time for the period of March 31, 2007 through and including September 30, 2007 to be less than $125,000,000.

§6.          Amendment to Section 8 of the Credit Agreement.  Section 8 of the Credit Agreement is hereby amended as follows:

(a)           Section 8.01(e) of the Credit Agreement is hereby amended by deleting Section 8.01(e) in its entirety and restating it as follows:

(e)           Cross-Default.  (i) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt other than a Subdebt Acceleration Event; or the Subordinated Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part other than as expressly permitted by Section 7.11 hereunder (provided the payment of any of the Subordinated Notes when the same shall become due and payable or subject to a mandatory redemption or repurchase by the terms thereof shall not be a default hereunder unless the payments to the holders thereof have been blocked pursuant to the subordination provisions contained in the Subordinated Debt Documents); or the Borrower or any of its Subsidiaries shall be or become required under the terms of any of the Subordinated Debt Documents to prepay, redeem or repurchase (or shall be or become required thereunder to offer to prepay, redeem or repurchase) all or any part of the Subordinated Debt except to the extent a Subdebt Acceleration Event exists (provided the payment of any of the Subordinated Notes when the same shall become due and payable or subject to a mandatory redemption or repurchase by the terms thereof shall not be a default hereunder unless the payments to the holders thereof have been blocked pursuant to the subordination provisions contained in the Subordinated Debt Documents); (ii) the Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the Subordinated Debt, or any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the $5,000,000, or (B) fails to observe or perform any other agreement or condition relating to the Subordinated Debt, any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, other than as a result of, and only as a result of, the Borrower’s failure to comply with the filing and delivery requirements of Section 7.04 of the Subordinated Indenture for the Borrower’s 2006 fiscal year or the Borrower’s fiscal quarters ended March 31, 2007 or June 30, 2007, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than $5,000,000; or

§7.          Limited Waiver.  To the extent any Default or Event of Default has occurred and is continuing under the Credit Agreement as a result of (a) the Borrower making an inaccurate representation prior to the date hereof that its financial statements were prepared in accordance with GAAP and such representation was inaccurate solely as a result of the fact that such representation should have been further qualified in respect of the Borrower’s historical stock option granting practices, or (b) the failure of the Borrower to comply with Section 6.09(a) of the Credit Agreement (i) prior to the date hereof resulting from solely as a result of the fact that full, true and correct entries into its books and records were required to be made in conformity with GAAP and may not have been so made as a result of certain historical stock option granting practices or (ii) after the date hereof and prior to the date which the Borrower files with the Securities and Exchange Commission its audited financial statements for the 2006 fiscal year (the “Covenant Waiver Period”)  solely to the extent of any changes to be made to its books and records during the Covenant Waiver Period due to historical changes which impact entries made during such Covenant Waiver Period as a result of certain historical stock option granting practices, the Lenders hereby waive such Default or Event of Default, but only for the periods prior to the date hereof in the case of (a) and (b)(i) above and only for the Covenant Waiver Period in the case of (b)(ii) above.

§8.          Amendment to Compliance Certificate.  The form of Compliance Certificate is hereby amended to permit the Borrower to qualify any certification that the financial statements are prepared in accordance with GAAP to be subject to qualifications in respect of the Borrower’s ongoing investigation into its stock option granting practices.

§9.          Conditions to Effectiveness.  This Second Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)           the fully-executed original counterparts of this Second Amendment executed by the Borrower, the Administrative Agent and the required Lenders and the original counterparty of the Ratification of Guaranty executed by the Guarantors;

(b)           evidence satisfactory to the Administrative Agent that an amendment to the Merger Agreement substantially in the form attached as Exhibit A hereto has been executed and delivered by the Buyers and the Borrower;

(c)           receipt by the Administrative Agent of updated projections of the Borrower through the 2010 fiscal year, such projections to be in form satisfactory to the Administrative Agent;

(d)           receipt by the Administrative Agent for the account of each Lender that consents to this Second Amendment and returns its duly executed signature page hereto by not later than 5:00 p.m. (EST) on April 13, 2007, an amendment fee of 12.5 basis points on such Lender’s Commitment.

(e)           receipt by the Administrative Agent of the fees provided for in the fee letter of even date herewith; and

(f)            evidence satisfactory to the Administrative Agent that all necessary corporate action has been taken to approve the transactions contemplated hereby.

§10.        Representations and Warranties.  The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement (except (a) the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (and, to the extent any such representation and/or warranty was not true and/or correct, that portion which was not true or correct, as the case may be, could not reasonably be expected to have a Material Adverse Effect); and (b) to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower.

§11.        Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents (which, for the avoidance of doubt, shall include the Guaranty)  and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Second Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§12.        No Waiver.  Other than as expressly set forth in this Second Amendment, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Administrative Agent or the Lenders consequent thereon.

§13.        Counterparts.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§14.        Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

KEANE, INC., as Borrower

By:	/s/ John J. Leahy
	Title:	Executive Vice President of Finance and Administration and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/Kalens Herold
Name: Kalens Harold
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/David Vega
Name: David Vega
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender and as Syndication Agent

By:	/s/Jeff Kalinowski
Name: Jeff Kalinowski
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as Documentation Agent

By:	/s/John G. Taylor
Name: John G. Taylor
Title: Director

SOVEREIGN BANK, as a Lender

By:	/s/Greg Batsevitsky
Name: Greg Batsevitsky
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/Elise M. Russo
Name: Elise M. Russo
Title: First Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Jordan Fragiacomo
Name: Jordan Fragiacomo
Title: Vice President

CITICORP USA, INC., as a Lender

By:	/s/Ross Levitsky
Name: Ross Levitsky
Title: Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory Morgan Stanley Bank

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (the “Guarantors”) hereby acknowledges and consents to the foregoing Second Amendment as of April 12, 2007, and agrees that the Guaranty dated as of September 15, 2005 from each Guarantor to the Administrative Agent and each Lender remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.

KEANE FEDERAL SYSTEMS, INC.

By:	/s/ John J. Leahy
Title: Treasurer

ANSTEC, INC.

By:	/s/ John J. Leahy
Title: Treasurer

KEANE SECURITIES CORPORATION

By:	/s/ John J. Leahy
Title: Treasurer

KEANE INDIA HOLDINGS, INC.

By:	/s/ John J. Leahy
Title: Treasurer

KEANE CARE, INC.

By:	/s/ John J. Leahy
Title: Treasurer

DATASKILLS, INC.

By:	/s/ John J. Leahy
Title: Treasurer